UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 2, 2001
                                                       -------------------

                                   USCI, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                  0-22282                      13-3702647
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(State or other jurisdiction     (Commission                 (IRS Employer
 of incorporation)                file number)            Identification Number)


                 5555 Triangle Parkway, Norcross, Georgia 30092
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               (Address of principal executive offices)(Zip Code)


                                 (678) 268-2300
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              (Registrant's telephone number, including area code)


          ------------------------------------------------------------
         (Former name and former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant

     The Registrant has engaged Tauber & Balser ("T&B") as its new independent accountants as of February 2, 2001. Prior to the engagement of T&B, the Company did not consult with such firm regarding the application of accounting principles to a specific completed or contemplated transaction, or any matter that was either the subject of a disagreement or a reportable event. The Company also did not consult with T&B regarding the type of audit opinion which might be rendered on the Company's financial statements and no oral or written report was provided by T&B.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                            USCI, INC.

Dated: February 5, 2001
                                            By:  /s/ Lee Feist
                                                -------------------------------
                                                Lee Feist
                                                President and Chief Executive
                                                Officer